Exhibit 99.2

Agreement

WHEREAS, the parties hereto agree that the vesting date is delayed from October 1, 2005 to April 1, 2006, with respect to the Restricted Stock Agreement – Series F, dated March 20, 2002 between United Rentals, Inc. and Joseph Sherk.

The foregoing is acknowledged and agreed to on this 22nd day of September, 2005:

United Rentals, Inc., a Delaware
Corporation

By: ________________________              ________________________

Name:    Wayland R. Hicks                                        Joseph Sherk

Title:      Chief Executive Officer